Vessels and other equipment	12 Months Ended
Dec. 31, 2019
Vessels and other equipment
Vessels and other equipment

11.   Vessels and other equipment

		Dry-
(in thousands of U.S. dollars)	Vessel	docking	Total
Historical cost December 31, 2017	$706,458	6,667	$713,125
Additions	257	—	257
Historical cost December 31, 2018	706,715	6,667	713,382
Depreciation for the year	(19,387)	(1,600)	(20,987)
Accumulated depreciation December 31, 2018	(50,871)	(4,200)	(55,071)
Vessels, net December 31, 2018	655,844	2,467	658,311

Historical cost December 31, 2018	706,715	6,667	713,382
Additions	183	3,107	3,290
Historical cost December 31, 2019	706,898	9,774	716,672
Depreciation for the year	(19,393)	(1,777)	(21,170)
Accumulated depreciation December 31, 2019	(70,264)	(5,977)	(76,241)
Vessels, net December 31, 2019	$636,634	3,797	$640,431

As of December 31, 2019 and 2018, other equipment consists principally of warehouse, office equipment and computers. As of January 1, 2019, other equipment includes a right-of-use asset due to the adoption of the revised guidance for leases. Refer to note 2. Adoption of the new leasing standard resulted in recording a right-of-use assets and lease liability for operating leases of $0.15 million and $0.15 million, respectively, as of January 1, 2019. Other equipment of $845 and $817 is recorded net of accumulated depreciation of $679 and $372 in the consolidated balance sheet as of December 31, 2019 and 2018, respectively. As of December 31, 2019, the right-of-use assets and lease liability for operating leases was $91. Depreciation expense for other equipment was $307,  $159 and $79 for the years ended December 31, 2019, 2018 and 2017, respectively.